Exhibit 10.24(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment to Development and Supply Agreement (“Amendment”), dated as of January 20, 2015 (“Amendment Effective Date”) and is entered into by and between ViewRay, Inc., a Delaware corporation with its principal offices at 2 Thermo Fisher Way, Oakwood Village, OH 44146 (“ViewRay”) and Tesla Engineering Limited, a company organized under the laws of England and whose registered office is at Water Lane Industrial Estate, Storrington, West Sussex RH20 3EA (“Tesla”).

WHEREAS, ViewRay and Tesla entered into a Development and Supply Agreement dated July 9, 2009 (the “Development and Supply Agreement”).

WHEREAS, ViewRay and Tesla desire to amend the Development and Supply Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, the parties hereby agree as follows.

1.	Definitions. All terms used herein that have initial capital letters but are not defined herein shall have the meanings given them in the Development and Supply Agreement.

2.	Term. Section 9.1 of the Development and Supply Agreement is hereby deleted in its entirety and replaced with the following:

9.1 Term. This Agreement shall take effect as of the Effective Date and shall remain in effect until five (5) years from the Amendment Effective Date, unless sooner terminated in accordance with Section 9.2. Thereafter, this Agreement will renew automatically for additional one-year terms unless either party provides the other party with written notice of non-renewal at least twelve months in advance of the scheduled renewal date. The initial term of this Agreement, together with any extensions and renewals, shall constitute the “Term.”

3.	Pricing.

3.1.	Section 3.5(a) of the Development and Supply Agreement is hereby deleted in its entirety and replaced with the following:

3.5 Pricing. The pricing for each Product shall be agreed upon by the parties in writing for each Product or Deliverable; provided, however, that if the parties cannot agree upon pricing for any Product, then the pricing shall be fixed at Tesla’s Cost of Goods Sold for such Product plus [***] percent ([***]%). The parties shall use best efforts to reduce pricing for the Products continuously throughout the Term. “Tesla’s Cost of Goods Sold” shall mean the [***] (including [***] of said Product) plus [***] allocated to the Product in accordance with [***]. The cost of Tesla’s [***]. Tesla will adjust the [***] of the [***] to reflect [***] by the [***] for the most recent [***].

3.2.	The second sentence of Attachment 2, Section 1 of the Development and Supply Agreement is hereby deleted in its entirety and replaced with the following:

The [***] applied to [***] shall be [***]; and, as of the Amendment Effective Date, the [***] shall be [***] and [***].

3.3.	Attachment 2, Section 2 of the Development and Supply Agreement is hereby deleted in its entirety and replaced with the following:

2. Upon ViewRay’s Acceptance of the final Deliverable specified in Attachment 1 for each Phase of the Program, Tesla shall bill ViewRay for an amount equal to the (A) [***] as of the date of the Acceptance of the final Deliverable for such Phase [***], minus (B) the advance previously paid to Tesla for such Phase.

4.	Specifications.

4.1.	Original Program and Specifications: Attachment 1 of the Development and Supply Agreement is hereby deleted in its entirety. All references to Attachment 1 in the Development and Supply Agreement shall no longer be in effect as of the Amendment Effective Date

4.2.	Current Specifications: Attachment 6 attached to this Amendment is hereby added to the Development and Supply Agreement. In the definition of “Specifications” under Section 1.1 of the Development and Supply Agreement, the phrase “Attachment 1” is hereby replaced with the phrase “Attachment 6.”

5.	Tesla Intellectual Property. Attachment 4A of the Development and Supply Agreement is hereby deleted in its entirety and replaced with the Attachment 4A attached to this Amendment.

6.	Effect and Precedence. Except as provided in this Amendment, the Development and Supply Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Development and Supply Agreement, the terms of this Amendment shall govern to the extent of such conflict.

[The next page is the signature page.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, intending it to take effect as of the Amendment Effective Date.

ViewRay, Inc.		Tesla Engineering Limited

By:	/s/ Chris A Raanes	By:	/s/ Stephen Bates
Name:	Chris A Raanes	Name:	Stephen Bates
Title:	President & CEO	Title:	Managing Direct
Date:	30 Jan. 2015	Date:	20 Jan 2015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 4a

Tesla’s IP & Patents

1.	[***]

Tesla Patents and Applications

Note this data is taken directly from our records and has not be verified. Whilst it should be accurate, the data should not be used for legal purposes such as agreements or so on.

Pending Applications

Case Ref.	Official No.	Title	Case Status	Country
[***]	[***]	[***]	[***]	[**]

[***] Three pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 6

Gradient Coil Specification Document

	Title:	[***] Page 5 of 5
Gradient Coil Specification Document

Rev. date: 7/8/13	Issue date: 8/26/13	Effective date: 8/26/13
[***]	[***]	[***]

1.	SCOPE

[***]

2.	ASSOCIATED DOCUMENTS

Table 1: Document References

Reference	Number	Version	Document
[***]	[***]	[***]	[***]

3.	[***]

[***] Twenty pages in this document have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.